Exhibit 10.1

EXHIBIT A
CHANGE MANAGEMENT FORM
Comcast and Support.com

Program: Support.com, Inc. (“Vendor”), XH Remote Support (“SOW 3”) dated March 21, 2014		PCR No.:
Originator: Joy Park		Date: July 5, 2017
Department: NCO	Phone #:	Title: Vice President
Locations Impacted: Work at Home
Requested Implementation Date: June 22, 2017
Estimated Hours: (LOE)	☒ Billable ☐ Non-Billable	Billing Rate/Hour: See SOW
Fixed Fee Cost (if applicable)
Type of Change: Extend Term of CMF
Scope of Change:	☒ Minor (Anything within current contract)	☐ Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Reason for Change: Comcast and Vendor agree to extend the term of the CMF for the XH Incentive dated December 12, 2016 as stated in detail below.  Unless specifically provided in this Change Management Form, all other terms of SOW 3 remain unchanged.

Area(s) of Change
☐ Accounting/Payroll		☐ Network
☐ Data Processing		☐ Resource Planning
☐ General Facilities		☐ Quality Assurance
☐ Human Resources		☐ Telecom
☐ IT/BI		☐ Training
☐ Operations		☐ Recruiting
☒ Other: Extend Term
Effective June 22, 2017, the parties, for good and valuable consideration, the receipt of which is hereby acknowledged, agree to extend the term of the CMF for the XH Incentive dated December 12, 2016 from June 21, 2017 to December 21, 2017.  Notwithstanding the foregoing, Comcast shall have the right to terminate this incentive, at any time and for any reason.

Comcast Authorization
Comcast Representative’s Signature	/s/ Joy Park

Print Name	Joy Park	Date	July 6, 2017

Vendor Authorization
Vendor Representative’s Signature	/s/ Rick Bloom

Print Name	Rick Bloom	Date	July 6, 2017